                                   JOINT AGREEMENT


         THIS JOINT AGREEMENT (this "Agreement") is made as of March 27, 1997, by and among SAMUEL R. AVILA (also known as SAM AVILA) and MARGARET J. AVILA, individually and as trustees under declaration of trust dated August 16, 1989, and MARGARET J. AVILA and VALARIE BASSETTI (also known as VALERIE BASSETTI), as successor co-trustees of the testamentary trust of Joseph Labarere, deceased (collectively, "Owners"), METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Lender"), SCHEID VINEYARDS AND MANAGEMENT CO., a California corporation ("Scheid"), CANANDAIGUA WEST, INC., a New York corporation ("CWI"), CANANDAIGUA WINE COMPANY, INC., a Delaware corporation ("CWC" and, together with CWI, "Canandaigua") (Canandaigua and Scheid are together referred to herein as "Lessees").

                                       RECITALS

         A. Owners and Lender have entered into that certain Loan Agreement dated February 1, 1991 (the "Loan Agreement"), that certain Security Agreement dated February 1, 1991 (the "Security Agreement"), that certain Assignment of Bonuses, Rentals and Royalties dated February 1, 1991, recorded in the Official Records of Monterey County, California on March 5, 1991, as Document No. 12551, at Reel 2614, Page 240 (the "Assignment"), that certain Deed of Trust dated February 1, 1991 by Owners, as trustor, Daniel A. O'Neill, as trustee, and Lender, as beneficiary, recorded in the Official Records of Monterey County, California on March 5, 1991, as Document No. 12550, at Reel 2614, Page 224 (the "Deed of Trust"), that certain Note in the original principal amount of $908,000 dated February 1, 1991 executed by Owners in favor of Lender (the "Note"), and those certain financing statement executed by Owners, as debtor, in favor of Lender, as secured party, recorded in the Official Records of Monterey County, California on March 5, 1991, as Document No. 12552, at Reel 2614, Page 251 and filed in the Office of the Secretary of State of the State of California on March 11, 1991, as Document No. 91052015 (as amended and continued, the "Financing Statements" and, together with the Loan Agreement, Security Agreement, Assignment, Deed of Trust, and Note, are hereinafter referred to as the "Loan Documents"), with respect to the financing (the "Loan") of that certain real property, improvements and other property (the "Property") described in the Loan Documents.

         B. Owners and Scheid have entered into that certain Lease dated as of January 1, 1997 (the "Scheid Lease"), with respect to a portion of the Property.

         C. Owners and Canandaigua have entered into that certain Lease dated as of January 1, 1997 ("Canandaigua Lease" and, together with the Scheid Lease, the "Leases"), with respect to a portion of the Property.

                                      AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CONSENT TO LEASES. Lender hereby acknowledges the entry by Owners into the Leases and agrees that such entry by Owners into the Leases shall not, by itself, constitute a default or event of default by Owners under the Loan Documents; provided, however, that Lender, by such acknowledgement and agreement, shall not be construed as having subordinated or otherwise impaired in any manner whatsoever its liens and interests pursuant to the Loan Documents to any liens or interests evidenced by or related to the Leases, except as otherwise specifically set forth in this Agreement. Except as otherwise specifically set forth in this Agreement, it is understood and agreed that the Leases are and shall remain fully junior and subordinate to the liens and interests of Lender pursuant to the Loan Documents.

         2. APPLICATION OF RENTALS. Upon payment of any rentals under the Leases, Owners shall apply all or part of such payments (together with funds of Owners, if necessary) to amounts due under the Loan such that all obligations under or in connection with the Loan shall be kept current. Each Lessee shall have the option of paying directly to Lender an appropriate amount of rentals under its Lease for this purpose (with copies to Owners of checks or other evidences of such payments). Upon the written request of any Lessee, Lender shall supply such Lessee with appropriate statements showing the status of the Loan, the amounts due thereunder and the outstanding balance thereof.

         3. NOTICE OF DEFAULT AND OPPORTUNITY TO CURE. Upon the occurrence of any default or event of default under the Loan documents (each, a "Loan Event"), Lender shall (a) simultaneously provide Lessees with any written notice provided to Owners with respect thereto or, in the event no notice to Owners is required by the Loan Documents with respect thereto, provide Lessees with prompt written notice thereof and (b) provide Lessees with the opportunity to cure such Loan Event within a period of forty-five (45) days after the date of such notice (the "Cure Period"). Notwithstanding any terms of the Loan Documents to the contrary, during any such Cure Period, Lender agrees not to accelerate the maturity of the Loan nor to assert any other rights or remedies available to it under the Loan Documents, at law or in equity, other than as may be necessary or desirable in the reasonable business judgment of Lender to preserve and protect (but not enforce) its liens and interest pursuant to the Loan Documents or any other collateral serving as security for the Loan.

         4. CURE BY LESSEES. Owners and Lessees hereby agree that, in the event that either or both Lessees elect to cure any Loan Event, such Lessee shall be entitled to a credit against the next succeeding installment(s) of rentals due under its Lease with Owners in an amount equal to (a) the payment made by such Lessee to cure such Loan Event, plus (b) interest thereon, from the date of such cure payment to the date(s) of the rental installment(s) against which such cure payment is credited, at a rate of ten percent (10%) per annum. Solely as an agreement between Lessees, in the event either Lessee elects to cure any Loan Event, Lessees shall jointly make such cure payment and agree that the amount of the cure payment shall be prorated between them as follows: 60% to Scheid and 40% to Canandaigua.

         5.   DISCLAIMERS OF CROP LIENS OR INTERESTS.  Each of Lender and
Owners hereby disclaim any lien or interest in the crops growing or to be grown and owned by the Lessees on the Property in accordance with the Leases; Lender specifically retains its liens and interests upon crops owned by Owners. Lender agrees to execute, deliver, record and file such further documents and instruments (including, without limitation, amendments to the Financing Statements) as may be reasonably requested from time to time by Lessees to evidence the foregoing disclaimer. Lender represents and warrants that Lender is the sole holder of the security interests evidenced by the Financing Statements and has the power and authority to agree to the foregoing disclaimer.

         6. NOTICES. Any notices to be given hereunder will be deemed to have been given if (a) personally served upon the party to whom it is directed or (b) deposited in the United States mail, registered or certified, addressed to the party to whom it is directed at the address shown below its signature hereto, or at such other address as such party hereafter may designate for notices hereunder.

         7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         8. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California without application of the conflicts of laws provisions thereof.

         9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

         10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof, and may not be amended, modified, or terminated, in whole or in part, except by an instrument in writing signed by the parties hereto or their respective successors or assigns. It is understood and agreed that nothing contained in this Agreement shall be construed in any manner whatsoever as limiting or otherwise impairing Lender from modifying or amending the Loan Documents or otherwise servicing the Loan, including, without limitation, releasing or otherwise modifying any collateral therefor, nor shall any notice to or consent of Lessees be required with respect thereto except as otherwise specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  /s/ Samuel R. Avila
                                  --------------------------------------------
                                  SAMUEL R. AVILA, individually and as trustee
                                  under declaration of trust dated August 16,
                                  1989

                                  Address:  P. O. Box 419
                                            San Ardo, California  93450

                                  /s/ Margaret J. Avila
                                  --------------------------------------------
                                  MARGARET J. AVILA, individually, and as
                                  trustee under declaration of trust dated
                                  August 16, 1989, and as successor co-trustee
                                  of the testamentary trust of Joseph Labarere, deceased

                                  Address:  P. O. Box 419
                                            San Ardo, California  93450

                                  /s/ Valerie Bassetti
                                  --------------------------------------------
                                  VALERIE BASSETTI as successor co-trustee of
                                  the testamentary trust of Joseph Labarere,
                                  deceased

                                  Address: c/o Valerie Bassetti
                                             402 Bassett Street
                                             King City, California  93930

                                  METROPOLITAN LIFE INSURANCE COMPANY


                                  By /s/
                                     -----------------------------------------
                                  Name:
                                  Title:

                                  Address:  7100 N. Financial Drive, Suite 105
                                            Fresno, California 93710
                                            Attention:  Manager

                                  With a copy to:
                                              8717 W. 110th Street, Suite 700
                                              Overland Park, Kansas 66210
                                              Attention:  Vice President


                         [SIGNATURES CONTINUED ON NEXT PAGE]

SCHEID VINEYARDS AND MANAGEMENT CO.


                                  By  /s/
                                      ----------------------------------------
                                  Name:
                                  Title:

                                  Address:  13470 Washington Boulevard
                                            Marina del Rey, California


                                  CANANDAIGUA WEST, INC.


                                  By  /s/
                                      ----------------------------------------
                                  Name:
                                  Title:

                                  Address:  116 Buffalo Street
                                            Canandaigua, New York  14424
                                            Attn: President


                                  CANANDAIGUA WINE COMPANY, INC.


                                  By  /s/
                                      ----------------------------------------
                                  Name:
                                  Title:

                                  Address:  116 Buffalo Street
                                            Canandaigua, New York  14424
                                            Attn: President